UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2024

PHOENIX BIOTECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40877	87-1088814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2201 Broadway, Suite 705, Oakland, CA	94612
(Address of principal executive offices)	(Zip Code)

(215) 731-9450

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	PBAXU	NASDAQ Global Market
Class A common stock, par value $0.0001 per share	PBAX	NASDAQ Global Market
Warrants, each whole warrant exercisable for one share of Class A common stock	PBAXW	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Business Combination Agreement

As previously disclosed, on June 4, 2023, Phoenix Biotech Acquisition Corp., a Delaware corporation (the “Company”), entered into a business combination agreement and plan of reorganization (as may be amended or supplemented from time to time, the “Business Combination Agreement”), with PBCE Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and CERo Therapeutics, Inc., a Delaware corporation (“CERo”), pursuant to which Merger Sub will merge with and into CERo, with CERo surviving as a wholly-owned subsidiary of the Company (the “Business Combination”).

On February 5, 2024, the parties entered into Amendment No. 1 to the Business Combination Agreement (the “Amendment”) to, among other things, (i) remove the minimum cash condition, (ii) modify the stock-price based milestones such that (a) the trading price condition for the First Level Earnout Target shall be reset from $12.50 to 125% of the Conversion Price of the Series A Preferred Stock (in each case, as defined below) upon the reset of such Conversion Price as described below and (b) the trading price condition for the Second Level Earnout Target shall be reset from $15.00 to 150% of the Conversion Price of the Series A Preferred Stock upon reset of such Conversion Price as described below, and (iii) increase the aggregate number of shares of Class A common stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”) issuable to the stockholders of CERo in connection with the Business Combination from 4,651,704 shares to 5,000,000 shares. Such number of shares is in addition to up to 1,200,000 shares issuable upon satisfaction of certain earn-out conditions and 382,651 shares issuable upon exercise of rollover options or warrants.

Other than as expressly modified pursuant to the Amendment, the Business Combination Agreement, which was initially filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 5, 2023 remains in full force and effect. The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

PIPE Financing

On February 5, 2024, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with an accredited investor (the “Investor”), pursuant to which the Company following the Business Combination (“New CERo”) has agreed to issue and sell, and the Investor agreed to purchase, on the date of the closing of the Business Combination (the “Closing Date”), $2.0 million of Series A convertible preferred stock, par value $0.0001 per share (“Series A Preferred Stock”), and warrants to purchase 125,000 shares of Common Stock (the “Warrants” and, together with the Series A Preferred Stock, the “PIPE Securities”), for aggregate cash proceeds to New CERo of $2.0 million. Such investment is referred to as the “PIPE Financing.”

Warrants

Exercise Price. The Warrants will initially be exercisable for cash at an exercise price equal to the greater of (x) $9.20 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events) and (y) the closing price of the Common Stock on the trading day immediately prior to the Subscription Date (as defined in the Warrant). The exercise price is subject to adjustment for stock splits, combinations and similar events, and, in the event of stock dividends and splits, the number of shares of Common Stock issuable upon the exercise of the Warrant will also be adjusted so that the aggregate exercise price shall be the same immediately before and immediately after any such adjustment.

Exercise Period. The Warrants shall be exercisable beginning six months after the consummation of the issuance date (the “Initial Exercisability Date”) and expiring on the third anniversary of the Initial Exercisability Date. The Warrants require “buy-in” payments to be made by us for failure to deliver any shares of Common Stock issuable upon exercise.

Cashless Exercise. If at the time of exercise of the Warrants, there is no effective registration statement registering the shares of the Company Common Stock underlying the Warrants, such warrants may be exercised on a cashless basis pursuant to their terms.

Purchase Rights; Participation Rights. If the Company issues options, convertible securities, warrants, shares, or similar securities to holders of the Company shares of the Company Common Stock, each Warrant holder has the right to acquire the same as if the holder had exercised its Warrant. The holders of the Warrants are entitled to receive any dividends paid or distributions made to the holders of the Company’s shares of Common Stock on an “as if converted” basis.

Fundamental Transactions. The Warrants prohibit the Company from entering into specified fundamental transactions unless the successor entity assumes all of the Company obligations under the Warrants under a written agreement before the transaction is completed. Upon specified corporate events, a Warrant holder will thereafter have the right to receive upon an exercise such shares, securities, cash, assets or any other property whatsoever which the holder would have been entitled to receive upon the happening of the applicable corporate event had the Warrant been exercised immediately prior to the applicable corporate event. When there is a transaction involving specified changes of control, a Warrant holder will have the right to force the Company to repurchase the holder’s Warrant for a purchase price in cash equal to the Black Scholes value, as calculated under the Warrants, of the then unexercised portion of the Warrant.

Certificate of Designations

The following description of the principal terms of the Series A Preferred Stock, which are set forth in a Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock (the “Certificate of Designations”), in substantially the form attached as an exhibit to the Securities Purchase Agreement.

General. Pursuant to the Certificate of Designations, the Company will authorize a number of shares of Series A Preferred Stock no less than the number initially issued shares of Series A Preferred Stock and each share of Series A Preferred Stock shall have a stated value of $1,000 per share. At the consummation of this offering, the Company will issue at least 2,000 shares of the Company Series A Preferred Stock. When issued, the Series A Preferred Stock will be fully paid and non-assessable.

Ranking. The Series A Preferred Stock, with respect to the payment of dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company, ranks senior to all capital stock of the Company unless the Required Holders (as defined in the Securities Purchase Agreement) consent to the creation of other capital stock of the Company that is senior or equal in rank to the Series A Preferred Stock.

Dividends. The holders of Series A Preferred Stock will be entitled to dividends, on an as-if converted basis, equal to and in the same form as dividends actually paid on shares of Common Stock, when and if actually paid.

Purchase Rights. If at any time the Company grants, issues or sells any options, convertible securities, or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of any class of Common Stock (the “Purchase Rights”), then each holder of Series A Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of all the Series A Preferred Stock held by such holder immediately prior to the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights; subject to certain limitations on beneficial ownership.

Conversion Rights

Conversion at Option of Holder. Each holder of Series A Preferred Stock may convert all, or any part, of the outstanding Series A Preferred Stock, at any time at such holder’s option, into shares of the Company Common Stock (which converted shares of Common Stock are referred to as “Conversion Shares” herein) at the fixed “Conversion Price” of $10.00, which is subject to proportional adjustment upon the occurrence of any stock split, stock dividend, stock combination and/or similar transactions.

Voluntary Adjustment Right. Subject to the rules and regulations of the Nasdaq, the Company has the right, at any time, with the written consent of the Required Holders, to lower the fixed conversion price to any amount and for any period of time deemed appropriate by the Company board of directors.

Alternate Conversion Upon a Triggering Event. Following the occurrence and during the continuance of a Triggering Event (as defined below), each holder may alternatively elect to convert the Series A Preferred Stock at the “Alternate Conversion Price” equal to the lesser of:

•	the Conversion Price, and
•	the greater of:
	o	the floor price of $1.00; and
	o	80% of the volume weighted average price of the Company Common Stock during the 5 consecutive trading days immediately prior to such conversion.

The Certificate of Designations contain standard and customary triggering events (each, a “Triggering Event”), including but not limited: (i) the suspension from trading or the failure to list the Company Common Stock within certain time periods; (ii) failure to declare or pay any dividend when due; (iii) the failure to timely file or make effective a registration statement on Form S-1 pursuant to the Registration Rights Agreement, (iv) the Company’s failure to cure a conversion failure of failure to deliver shares of the Company Common Stock under the Warrants, or notice of the Company’s intention not to comply with a request for conversion of any Series A Preferred Stock or a request for exercise of any Warrants, and (iv) bankruptcy or insolvency of the Company.

Other Adjustments. If 90 days or 180 days following the occurrence of the later of (x) the Stockholder Approval Date (as defined below) and (y) the earlier of (a) the effective date of the registration statement to be filed pursuant to the Registration Rights Agreement (as defined below) and (b) the date that the Series A Preferred Stock is eligible to be resold without restriction under Rule 144 of the Securities Act of 1933, as amended, the Conversion Price then in effect is greater than the greater of $1.00 and the Market Price (as defined in the Certificate of Designations) then in effect (the “Adjustment Price”), the Conversion Price shall automatically lower to the Adjustment Price.

Limitations on Conversion. In no event shall the Series A Preferred Stock be convertible into a number of shares of Common Stock exceeding 19.99% of the total number of shares of Common Stock outstanding immediately prior to the execution of the Securities Purchase Agreement, except that such limitation shall not apply in the event that New CERo obtains the approval of the issuance of such shares by its stockholders in accordance with the applicable stock exchange rules (the date of such approval, the “Stockholder Approval Date”).

Bankruptcy Triggering Event Redemption Right. Upon any bankruptcy Triggering Event, the Company shall immediately redeem in cash all amounts due under the Notes at 25% premium (or, if 18 months following the issuance date, 50% premium) to the greater of (x) the amount of shares of Series A Preferred Shares then outstanding and (y) the equity value of the shares of Series A Preferred Stock then outstanding, unless the holder waives such right to receive such payment. The equity value of the Company common stock underlying the Series A Preferred Shares is calculated using the greatest closing sale price of the Company common stock on any trading day immediately preceding such bankruptcy Triggering Event and the date the Company makes the entire payment required.

Change of Control Exchange. Upon a change of control of the Company, each holder may require the Company to exchange the holder’s shares of Series A Preferred Stock for consideration equal to the change of Control Election Price (as defined in the Certificate of Designations), to be satisfied at the Company’s election in either (x) cash or (y) rights convertible into such securities or other assets to which such holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by such holder upon consummation of such corporate event.

Company Optional Redemption. At any time the Company shall have the right to redeem in cash all, but not less than all, the shares of Series A Preferred Stock then outstanding at a 20% redemption premium to the greater of (x) the amount of shares being redeemed, and (y) the equity value of the Company’s Common Stock underlying the Series A Preferred Stock. The equity value of the Company’s Common Stock underlying the Series A Preferred Stock is calculated using the greatest closing sale price of the Company’s Common Stock on any trading day immediately preceding the date New CERo notifies the holders of its election to redeem and the date the Company makes the entire payment required.

 Fundamental Transactions. The Certificate of Designations prohibit the Company from entering specified fundamental transactions (including, without limitation, mergers, business combinations and similar transactions) unless the Company (or the Company’s successor) assumes in writing all of the Company’s obligations under the of Common Stock, except as provided in thetransaction documents in the PIPE Financing.

Voting Rights. The holders of the Series A Preferred Stock shall have no voting power and no right to vote on any matter at any time, either as a separate series or class or together with any other series or class of share of capital stock, and shall not be entitled to call a meeting of such holders for any purpose nor shall they be entitled to participate in any meeting of the holders of Common Stock, except as provided in the Certificate of Designations (or as otherwise required by applicable law).

Covenants. The Certificate of Designations contains a variety of obligations on the Company’s part not to engage in specified activities, which are typical for transactions of this type. In particular, the Company will not, and will cause the Company’s subsidiaries to not, redeem, repurchase or declare any dividend or distribution on any of its capital stock (other than as required under the Certificate of Designations). In addition, the Company will not issue any preferred stock or issue any other securities that would cause a breach or default under the of Designations or Warrants.

Reservation Requirements. So long as any Series A Preferred Stock remains outstanding, the Company shall at all times reserve at least 150% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all Series A Preferred Stock then outstanding.

As set forth in the Securities Purchase Agreement, the obligations of each party to consummate the PIPE Financing are conditioned upon, among other things, customary closing conditions and the consummation of the transactions contemplated by the Business Combination Agreement.

Registration Rights Agreement

The PIPE Investors will also be granted certain customary registration rights in connection with the PIPE Financing with respect to the shares of Common Stock underlying the Series A Preferred Stock and Warrants, pursuant to a registration rights statement, in substantially the form attached as an exhibit to the Securities Purchase Agreement (the “Registration Rights Agreement”), to be entered into at the closing of the PIPE Financing. Pursuant to the Registration Rights Agreement, the Company will agree to file a registration statement to register the shares of Common Stock underlying the Series A Preferred Stock and Warrants within 45 days after the closing of the Securities Purchase Agreement and to have such registration statement effective within 75 days of such closing (or the third business day after the Company is notified by the Securities and Exchange Commission that such registration statement will not be reviewed or subject to further review).

The Company has engaged BTIG, LLC, Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, and Oppenheimer & Co. Inc., as placement agents for the PIPE Financing. The Company has agreed to pay customary placement fees and reimburse certain expenses of the placement agents.

The foregoing description of the PIPE Financing does not purport to be complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Securities Purchase Agreement, including the forms of Certificate of Designation, Warrant and Registration Rights Agreement, attached as exhibits thereto, filed as Exhibit 10.1 to the 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 1.01 with respect to the issuances of the PIPE Securities pursuant to the Securities Purchase Agreement is incorporated herein by reference. All such PIPE Securities will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder, or under any state securities laws. The Company relied on this exemption from registration in entering into the Securities Purchase Agreement and New CERo will rely upon this exemption from registration in issuing such securities based in part on representations made by the Investor. The securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

Item 8.01. Other Events.

In addition, on February 5, 2024, CERo announced that it had been selected as a finalist for subsidized funding for a clinical trial of its lead product candidate, CER-1236, for the treatment of acute myeloid leukemia from the Cancer Focus Fund at MD Anderson. The anticipated size range of the potential grant is between $4.0 million to $6.0 million, covering services and costs of clinical trials at MD Anderson. Neither PBAX nor CERo can assure you that CERo will be successful in obtaining all or any portion of the potential grant, as the approval of such grant is subject to certain conditions, approvals and other uncertainties.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1	Amendment No. 1 to Business Combination Agreement, dated as of February 5, 2024, by and among Phoenix Biotech Acquisition Corp., PBCE Merger Sub, Inc. and CERo Therapeutics, Inc.
10.1	Securities Purchase Agreement, dated as of February 5, 2024, by and among CERo Therapeutics, Inc. and the Investor.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information about the Business Combination and Where to Find It

In connection with the proposed business combination by and between the Company, CERo Therapeutics, Inc. (“CERo”) and PBCE Merger Sub, Inc. (“Merger Sub”), the Company has filed with the SEC a Registration Statement on Form S-4 (the “Registration Statement”), which includes a definitive proxy statement and a final prospectus relating to the shares of Company common stock to be issued in connection with the proposed business combination. This communication is not a substitute for the definitive proxy statement/final prospectus, the prospectus supplement or any other document that the Company has filed or will file with the SEC or send to its stockholders in connection with the proposed business combination. This document does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis for any investment decision or any other decision in respect of the proposed business combination.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, THE COMPANY’S STOCKHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION OR INCORPORATED BY REFERENCE THEREIN IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION.

The definitive proxy statement/final prospectus was mailed to stockholders of the Company as of January 22, 2024. Additionally, the Company will file other relevant materials with the SEC in connection with the proposed business combination. Copies of the Registration Statement, the definitive proxy statement/final prospectus and all other relevant materials for the proposed business combination filed or that will be filed with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by the Company may be obtained free of charge from the Company at www.phoenixbiotechacquisitioncorp.com. The Company stockholders may also obtain copies of the definitive proxy statement/final prospectus without charge, by directing a request to the Company’s Secretary at Phoenix Biotech Acquisition Corp., 2201 Broadway, Suite 705, Oakland, CA 94612, Attention: Secretary.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The proposed business combination will be implemented solely pursuant to the Business Combination Agreement previously filed with the SEC, which contains the full terms and conditions of the proposed business combination. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Participants in Solicitation

This communication may be deemed solicitation material in respect of the proposed business combination. The Company and CERo and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of the Company’s directors and officers in the Company’s filings with the SEC, including the Company’s initial public offering prospectus, which was filed with the SEC on October 8, 2021, and the Company’s subsequent annual reports on Form 10-K and quarterly reports on Form 10-Q. To the extent that holdings of the Company’s securities by insiders have changed from the amounts reported therein, any such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the business combination is included in the preliminary proxy statement/prospectus and will be included in the definitive proxy statement/prospectus relating to the proposed business combination when it becomes available. You may obtain free copies of these documents, when available, as described in the preceding paragraphs.

Forward-Looking Statements

All statements other than statements of historical facts contained in this communication are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the financial position, business strategy and the plans and objectives of management for future operations including as they relate to the proposed business combination and related transactions, pricing and market opportunity, the satisfaction of closing conditions to the proposed business combination and related transactions, the level of redemptions by the Company’s public stockholders and the timing of the completion of the proposed business combination, including the anticipated closing date of the proposed business combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of CERo’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from such assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of CERo and the Company.

These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination, or that the approval of the stockholders of the Company is not obtained; (iii) the ability to maintain the listing of the combined company’s securities on the stock exchange; (iv) the inability to complete any private placement financing, the amount of any private placement financing or the completion of any private placement financing with terms unfavorable to you; (v) the risk that the proposed business combination disrupts current plans and operations of the Company or CERo as a result of the announcement and consummation of the proposed business combination and related transactions; (vi) the risk that any of the conditions to closing of the business combination are not satisfied in the anticipated manner or on the anticipated timeline or are waived by any of the parties thereto; (vii) the failure to realize the anticipated benefits of the proposed business combination and related transactions; (viii) risks relating to the uncertainty of the costs related to the proposed business combination; (ix) risks related to the rollout of CERo’s business strategy and the timing of expected business milestones; (x) the effects of competition on CERo’s future business and the ability of the combined company to grow and manage growth, establish and maintain relationships with customers and healthcare professionals and retain its management and key employees; (xi) risks related to domestic and international political and macroeconomic uncertainty, including the Russia-Ukraine conflict and the Israel-Palestine conflict; (xii) the outcome of any legal proceedings that may be instituted against the Company, CERo or any of their respective directors or officers, following the announcement of the proposed business combination; (xiii) the amount of redemption requests made by the Company’s public stockholders; (xiv) the ability of the Company to issue equity, if any, in connection with the proposed business combination or to otherwise obtain financing in the future; (xv) the impact of the global COVID-19 pandemic and governmental responses on any of the foregoing risks; (xvi) risks related to biotechnology, industry and regulations; (xvii) changes in laws and regulations; and (xviii) those factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Quarterly Reports on Form 10-Q for each of the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023, in each case, under the heading “Risk Factors,” and other documents of the Company filed or to be filed with the SEC, including the proxy statement/prospectus. If any of these risks materialize or the Company’s or CERo’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither the Company nor CERo presently know or that the Company and CERo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s and CERo’s expectations, plans or forecasts of future events and views as of the date of this communication. The Company, and CERo anticipate that subsequent events and developments will cause the Company’s and CERo’s assessments to change. However, while the Company and CERo may elect to update these forward-looking statements at some point in the future, each of the Company and CERo specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s and CERo’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2024	PHOENIX BIOTECH ACQUISITION CORP.

	By:	/s/ Chris Ehrlich
	Name:	Chris Ehrlich
	Title:	Chief Executive Officer